SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 24, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                              SAFETY-KLEEN CORP.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        001-8368                                      51-0228924
------------------------------------------------------------------------------
   (Commission File No.)                   (IRS Employer Identification No.)


5400 Legacy Drive, Cluster II, Bldg. 3, Plano, Texas                  75024
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (zip code)


                                (972) 265-2000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

         On July 24, 2003, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in
Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

Exhibit
Number      Description
------      -----------

99.1        Press Release issued July 24, 2003 (Filed herewith.)



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SAFETY-KLEEN CORP.


Date: July 25, 2003                       By:  /s/ James K. Lehman
                                               -----------------------------
                                          James K. Lehman
                                          Senior Vice President, General
                                          Counsel and Secretary



                                 EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

99.1         Press Release issued July 24, 2003 (Filed herewith.)

                                                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                        Media Contact:  John Kyte
July 24, 2003                                                972-265-2030

SAFETY-KLEEN CONFIRMATION HEARING SET FOR AUGUST 1; VOTING DEADLINE FOR REORGANIZATION PLAN EXTENDED

PLANO, TX - Safety-Kleen Corp. today announced that it expects the confirmation hearing on its proposed plan of reorganization to proceed as scheduled on August 1, 2003. The Company has also voluntarily extended until July 29, 2003, the period of time for lenders under the Company's pre-petition secured credit facility to cast their votes regarding the plan. The previous deadline was July 25, 2003.

Safety-Kleen voluntarily filed for Chapter 11 protection on June 9, 2000, and the disclosure statement associated with the Company's proposed Chapter 11 reorganization plan was approved by the U.S. Bankruptcy Court for the District of Delaware on March 20, 2003.

"We expect that the confirmation hearing will go forward as scheduled," said Safety-Kleen Chairman, CEO and President Ronald A. Rittenmeyer. "And we are happy to accommodate those of our lenders who wanted a little additional time before the voting period closes."

Rittenmeyer said the Company is encouraged by the support for the plan shown to date and, pending final Court approval, he believes the Company can complete the remaining steps in the bankruptcy court approval process within the third quarter of this year.

A copy of the Company's modified plan of reorganization, as well as revised exhibits and projected financials, is available on www.safety-kleen.com and on www.safetykleenplan.com. Recent revisions to the plan include technical modifications and details on a proposed exit facility.

Private Securities Litigation Reform Act:
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with approval and implementation of the Joint Plan of Reorganization; actual emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.

###